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                                                                    Exhibit 24.1
                               POWER OF ATTORNEY

     We, the undersigned directors and officers of Time Warner Telecom Inc. (the "Company") hereby appoint and authorize Larissa L. Herda and David J. Rayner and each of them as their true and lawful attorneys-in-fact and agents: (1) to sign in the name of each such person and file with the Securities and Exchange Commission a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) to such Registration Statement, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock relating to the Time Warner Telecom Inc. 2000 Employee Stock Plan and any other securities relating to that Plan; and (2) to take any and all actions necessary or required in connection with such Registration Statement and amendments to comply with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.


Signature                         Title                            Date

 /s/ LARISSA L. HERDA     President and Chief Executive     September 27, 2000
------------------------- Officer, and Director
Larissa L. Herda          (Principal Executive Officer)

 /s/ DAVID J. RAYNER      Senior Vice President and Chief   September 27, 2000
------------------------- Financial Officer (Principal
David J. Rayner           Financial Officer)

 /s/ JILL STUART          Vice President, Accounting and    September 27, 2000
------------------------- Finance, and Chief Accounting
Jill Stuart               Officer
                          (Principal Accounting Officer)

 /s/ GLENN A. BRITT       Director                          September 27, 2000
-------------------------
Glenn A. Britt

 /s/ BRUCE CLAFLIN        Director                          September 27, 2000
-------------------------
Bruce Claflin

/s/  RICHARD J. DAVIES    Director                          September 27, 2000
-------------------------
Richard J. Davies

/s/  SPENCER B. HAYS      Director                          September 27, 2000
-------------------------
Spencer B. Hays

/s/  LISA HOOK            Director                          September 27, 2000
-------------------------
Lisa Hook

/s/  ROBERT J. MIRON      Director                          September 27, 2000
-------------------------
Robert J. Miron

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